Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0087%


        Excess Protection Level
        3 Month Average   5.43%
          November, 1998   5.79%
          October, 1998   6.05%
          September, 1998   4.46%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.22%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,787,462,952.91